This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, PNC Capital
Markets, Inc.,CDC Securities or J.P. Morgan Securities Inc. (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, any securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. INFORMATION CONTAINED IN THIS MATERIAL
IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS
MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES
ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL,
WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR
OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN
ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD
TO YOU. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MLMT 2004-BPC1                COLLATERAL TERM SHEET                  10/27/2004

                     MERRILL LYNCH MORTGAGE TRUST 2004-BPC1

LOAN NAME                             ORIGINATOR   POOL_ID           FIELD THAT CHANGED            RED VALUE           NEW BLK VALUE

E & J Textile Group Buildings         PNC      p940951074        Orig Balloon Term                   120                       98
E & J Textile Group Buildings         PNC      p940951074        Coupon                              5.8                     5.54
E & J Textile Group Buildings         PNC      p940951074        P&I (monthly)                  61609.07                 59881.63
E & J Textile Group Buildings         PNC      p940951074        Defeasance                           80                       58
365 Herndon Parkway                   MLML     m20048546001      Seasoning                             3                        2
Jack Newell Blvd. Portfolio           MLML     m20049243001      Defeasance                           95                       94
Jack Newell Blvd. Portfolio           MLML     m20049243001      Open                                  1                        2
Riverside General Plaza Phase II      MLML     m20048505018      Defeasance                           93                       92
Riverside General Plaza Phase II      MLML     m20048505018      Open                                  3                        4
Avon Marketplace                      CDCMC    CDC3              Defeasance                           93                       92
Avon Marketplace                      CDCMC    CDC3              Open                                  3                        4
Britannia Business Center             MLML     m20048503021      Defeasance                           91                       90
Britannia Business Center             MLML     m20048503021      Open                                  5                        6

LOANS DROPPED FROM RED

1) ADP Office                      PNC                           $ 3,750,000.00
                                                                 $ 3,750,000.00

Pool Balance (of Red)                                            $ 1,246,399,659.88
Pool Balance (of Black)                                          $ 1,242,649,659.88